UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported):  April 12, 2005


                             PENN OCTANE CORPORATION
             (Exact name of registrant as specified in its charter)


     Delaware                    000-24394               52-1790357
     (State of                   (Commission             (IRS Employer
     Incorporation)              File Number)            Identification No.)


     77-530 Enfield Lane, Bldg D
     Palm Desert, California                             92211
     (Address of principal executive offices)            (Zip Code)

                                 (760) 772-9080
              (Registrant's telephone number, including area code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On February 22, 2005, Penn Octane Corporation ("Penn Octane"), in connection with the change in its fiscal year end from July 31 to December 31, filed with the Securities and Exchange Commission a Transition Report on Form 10-Q (the "Penn Octane Form 10-Q") for the period August 1 - December 31, 2004, in lieu of an Annual Report on Form 10-K. On April 12, 2005, Rio Vista Energy Partners L.P. ("Rio Vista"), a consolidated subsidiary of Penn Octane for financial accounting purposes, filed with the Securities and Exchange Commission Rio Vista's Annual Report on Form 10-K for the fiscal year ended December 31, 2004 (the "Rio Vista Form 10-K"), including audited financial statements for the fiscal year ended December 31, 2004. Due to the different filing deadlines and information requirements of the two forms, the Rio Vista Form 10-K contains certain disclosures concerning events during the period February 22, 2005 through March 31, 2005 and other information (including information about Penn Octane) not included in the Penn Octane Form 10-Q or other report previously filed by Penn Octane.

     A copy of the Rio Vista Form 10-K is attached as an exhibit.

ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits

          99.1      Rio Vista Energy Partners L.P. Annual Report on Form 10-K


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   PENN OCTANE CORPORATION


                                   By:   /s/ Ian T. Bothwell
                                      ------------------------------------------
                                   Name:  Ian T. Bothwell
                                   Title:  Vice President,
                                           Chief Financial Officer, Treasurer,
                                           and Assistant Secretary, (Principal
                                           Financial and Accounting Officer)

Date:  April 12, 2005


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                                  EXHIBIT INDEX


Exhibit No.    Description                                              Page No.
-----------    -----------                                              --------

   99.1        Rio Vista Energy Partners Annual Report on Form 10-K        5


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